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                                                                   Exhibit 10.11

      CLASS B REGISTRATION RIGHTS AGREEMENT, dated as of May 20, 1998 (the "Agreement"), among The J. H. Heafner Company, Inc., a North Carolina corporation (the "Company"), and the former stockholders (the "ITCO Stockholders") of ITCO Logistics Corporation, a Delaware corporation ("ITCO")
      ----------------------------------------------------------------------

                                  INTRODUCTION

            Pursuant to an Agreement and Plan of Merger, dated as of March 10, 1998 (the "Merger Agreement"), among Heafner, ITCO Merger Corporation, a Delaware corporation ("Acquisition"), ITCO and each of the ITCO Stockholders, the parties have agreed to merge Acquisition with and into ITCO (the "ITCO Merger"). In connection with the ITCO Merger, the ITCO Stockholders are receiving, among other things, newly issued shares of Class B Common Stock, $.01 par value, of the Company (the "Class B Stock") in exchange for their shares of ITCO common stock.

            As a condition to the consummation of the transactions contemplated in the Merger Agreement, the parties have agreed to enter into this Agreement.

            The Company and each of the ITCO Stockholders are also parties to a Class B Stockholder Agreement, dated as of the date hereof (the "Class B Stockholder Agreement"), with respect to the Class B Stock.

            The parties agree as follows:

                                    ARTICLE I

                               REGISTRATION RIGHTS

            SECTION 1.1. Requested Registration.

            (a) Exercise of Rights. At any time, or from time to time following an Initial Public Offering, one or more holders (the "Initiating Holders") of 33% or more of the shares of Class B Stock issued to the ITCO Stockholders in connection with the ITCO Merger may, upon written request, require the Company to effect the registration under the Securities Act of any Registrable Securities held by such Initiating Holders. The Company promptly will give written notice of such requested registration to all other holders of Registrable Securities who may join in such registration, and thereupon the Company will use its reasonable best efforts to effect, at the earliest possible date, the registration under the Securities Act, including by means of an "evergreen" shelf registration on Form S-3 (or any successor form) pursuant to Rule 415 under the Securities Act if so requested in such request (but only if the Company is then eligible to use such a shelf registration and if Form S-3 (or such successor form) is then available to the Company), of
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                  (i) the Registrable Securities that the Company has been so requested to register by such Initiating Holders, and

                  (ii) all other Registrable Securities that the Company has been requested to register by the holders thereof (such holders together with the Initiating Holders hereinafter are referred to as the "Selling Holders") by written request given to the Company within 20 days after the giving of such written notice by the Company, all to the extent requisite to permit the disposition of the Registrable Securities so to be registered.

            (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 1.1, no securities (other than (i) Registrable Securities, (ii) securities to be offered and sold by the Company for its own account or (iii) securities to be included in such registration pursuant to Section 2.2 of the Registration Rights Agreement dated May 7, 1997 (the "1818 Registration Rights Agreement") between the Company and The 1818 Mezzanine Fund, L.P.) shall be included among the securities covered by such registration unless the Selling Holders of not less than 51% of all Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

            (c) Registration Statement Form. Registrations under this Section
1.1 shall be on such appropriate registration form of the Commission as shall be reasonably selected by the Company.

            (d) Effective Registration Statement. A registration requested pursuant to this Section 1.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier of (x) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (y) 180 days after the effective date of such registration statement, except with respect to any registration statement filed pursuant to Rule 415 under the Securities Act, in which case the Company shall use its best efforts to keep such registration statement effective until such time as all of the Registrable Securities cease to be Registrable Securities,
(ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders.

            (e) Selection of Underwriters. The underwriter or underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by the Company and shall be reasonably acceptable to the Selling Holders of more than 50% of each class of Registrable Securities to be included in such registration.

            (f) Priority in Requested Registration. If the managing underwriter of any underwritten offering shall advise the Company in writing (and the Company shall so advise each


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Selling Holder of Registrable Securities requesting registration of such advice)
that, in its opinion, the number of securities requested to be included in such registration exceeds the number that can be sold in such offering within a price range acceptable to the Selling Holders of 66 2/3% of the Registrable Securities requested to be included in such registration, the Company, except as provided in the following sentence, will include in such registration, to the extent of the number and type that the Company is so advised can be sold in such offering, prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included in such registration, pro rata among the Selling Holders requesting such registration on the basis of the estimated gross proceeds from the sale thereof. If the total number of Registrable Securities requested to be included in such registration cannot be included as provided in the preceding sentence, holders of Registrable Securities requesting registration thereof pursuant to Section 1.1, representing not less than 33 1/3% of the Registrable Securities with respect to which registration has been requested and constituting not less than 66 2/3% of the Initiating Holders, shall have the right to withdraw the request for registration by giving written notice to the Company within 15 days after receipt of such notice by the Company and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to Section 1.1 hereof.

            (g) Limitations on Registration on Request. Notwithstanding anything in this Section 1.1 to the contrary, in no event will the Company be required to
(i) effect, in the aggregate, more than two registrations pursuant to this
Section 1.1 or (ii) effect more than one registration pursuant to this Section
1.1 within the twelve-month period occurring immediately subsequent to the effectiveness (within the meaning of Section 1.1(d)) of a registration statement filed pursuant to this Section 1.1.

            (h) Listing. The Company shall list the Registrable Securities subject to Section 1.1(a) on the National Market System of the Nasdaq Stock Market or another of the national securities exchanges or automated quotation systems.

            (i) Expenses. The Company will pay all Registration Expenses (except for any underwriting commissions or discounts) in connection with any registration requested pursuant to this Section 1.1.

            SECTION 1.2. Incidental Registration.

            (a) Right to Include Registrable Securities. If the Company at any time, other than in connection with an Initial Public Offering, proposes to register any shares of Common Stock or any securities convertible into Common Stock under the Securities Act by registration on any form other than Forms S-4 or S-8, whether or not for sale for its own account, it will each such time give prompt written notice to all registered holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 1.2. Upon the written request of any such holder (a "Requesting Holder") made as promptly as practicable and in any event within 20 days after the receipt of any such notice given by the Company, the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Requesting Holders thereof; provided, however, that prior to the effective date of the registration statement filed in connection with such


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registration, immediately upon notification to the Company from the managing underwriter of the price at which such securities are to be sold, if such price is below the price that any Requesting Holder shall have indicated to be acceptable to such Requesting Holder, the Company shall so advise such Requesting Holder of such price, and such Requesting Holder shall then have the right to withdraw its request to have its Registrable Securities included in such registration statement; provided further, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, in its sole discretion, give written notice of such determination to each Requesting Holder of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to cause such registration to be effected as a registration under Section 1.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities; provided further, that the rights of the Requesting Holders under this Section 1.2 are subject to
Section 2.1(b) of the 1818 Registration Rights Agreement. No registration effected under this Section 1.2 shall relieve the Company of its obligation to effect any registration upon request under Section 1.1.

            (b) Priority in Incidental Registrations. If the managing underwriter of any underwritten offering shall inform the Company in writing of its opinion that the number or type of Registrable Securities requested pursuant to Section 1.2(a) to be included in such registration would materially adversely effect such offering, and the Company has so advised the Requesting Holders in writing, then the Company will include in such registration, to the extent of the number and type that the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account, second, if such offering has been requested by a Person pursuant to any registration rights agreement between the Company and such Person and by the terms of such registration rights agreement the securities subject to such registration rights agreement must be included in such registration prior to those held by the Requesting Holders, the securities requested to be included in such offering by such Person, third, if a Person has requested that the Company include securities of such Person in such offering and by the terms of any registration rights agreement in effect as of the date hereof between the Company and such Person the securities subject to such registration rights agreement must be included in such offering prior to those held by the Requesting Holders, the securities requested to be included in such offering by such Person, fourth, Registrable Securities requested to be included in such registration pursuant to this Agreement and fifth, all other securities proposed to be registered.

            (c) Expenses. The Company will pay all Registration Expenses (except for any underwriting commissions or discounts) in connection with any registration effected pursuant to this Section 1.2.


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            SECTION 1.3. Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1.1 and 1.2, the Company will, as expeditiously as possible:

                  (i) prepare and (within 90 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as practicable) file with the Commission the requisite registration statement to effect such registration and thereafter use its reasonable best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities that are not Registrable Securities (and, under the circumstances specified in Section 1.2(a), its securities that are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier of (a) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (b) 180 days after the effective date of such registration statement, except with respect to any registration statement filed pursuant to Rule 415 under the Securities Act if the Company is eligible to file a registration statement on Form S-3, in which case the Company shall use its reasonable best efforts to keep the registration statement effective and updated, from the date such registration statement is declared effective until such time as all of the Registrable Securities cease to be Registrable Securities;

                  (iii) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                  (iv) use its reasonable best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (z) to take any other action that may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this


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      subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                  (v) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (vi) in the case of an underwritten or "best efforts" offering, furnish, if reasonably available, at the effective date of such registration statement to each seller of Registrable Securities, and each such seller's underwriters, if any, a signed counterpart of (x) an opinion of counsel for the Company, dated the effective date of such registration statement and, if applicable, the date of the closing under the underwriting agreement, and (y) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' comfort letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the underwriters may reasonably request;

                  (vii) cause representatives of the Company to participate in any "road show" or "road shows" reasonably requested by any underwriter of an underwritten or "best efforts" offering of any Registrable Securities;

                  (viii) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (ix) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall


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      satisfy the provisions of Section 11(a) of the Securities Act and Rule 158
      promulgated thereunder, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus;

                  (x) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration; and

                  (xi) use its reasonable best efforts to list all Registrable Securities covered by such registration statement on the National Market System of the Nasdaq Stock Market or any national securities exchange on which Registrable Securities of the same class covered by such registration statement are then listed and, if no such Registrable Securities are so listed, on the National Market System of the Nasdaq Stock Market or any national securities exchange on which the Common Stock is then listed.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company in a reasonably prompt manner such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

            Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (viii) of this
Section 1.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of this
Section 1.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

            SECTION 1.4. Underwritten Offerings.

            (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 1.1, the Company will use its reasonable best efforts to enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 1.7. The holders of the Registrable Securities proposed to be sold by such underwriters will reasonably cooperate with the Company in the negotiation of the underwriting agreement. Such holders of Registrable Securities to be sold by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such


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underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. No holder of Registrable Securities shall be required to make any representations or warranties to, or agreements with, the Company other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution or any other representations required by applicable law.

            (b) Incidental Underwritten Offerings. If the Company proposes to register any of its securities under the Securities Act as contemplated by
Section 1.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Requesting Holder of Registrable Securities, use its reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Requesting Holder among the securities of the Company to be distributed by such underwriters, subject to the provisions of Section 1.2(b). The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such Requesting Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company other than representations, warranties or agreements regarding such Requesting Holder, such Requesting Holder's Registrable Securities and such Requesting Holder's intended method of distribution or any other representations required by applicable law.

            (c) Underwriting Discounts and Commission. The holders of Registrable Securities sold in any offering pursuant to Section 1.4(a) or
Section 1.4(b) shall pay all underwriting discounts and commissions of the underwriter or underwriters with respect to the Registrable Securities sold thereby.

            SECTION 1.5. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

            SECTION 1.6. Limitations, Conditions and Qualifications to Obligations under Registration Covenants. The Company shall be entitled to postpone for a reasonable period of time (but not exceeding 90 days) the filing of any registration statement otherwise required to be


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prepared and filed by it pursuant to Section 1.1 if the Company determines, in its good faith judgment, that such registration and offering would interfere with any material financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its affiliates and promptly gives the holders of Registrable Securities requesting registration thereof pursuant to Section 1.1 written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, holders of Registrable Securities requesting registration thereof pursuant to Section 1.1, representing not less than 33 1/3% of the Registrable Securities with respect to which registration has been requested and constituting not less than 66 2/3% of the Initiating Holders, shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to Section 1.1 hereof. The delay right in favor of the Company contemplated by this Section 1.6 may be exercised no more frequently than once during any calendar year.

            SECTION 1.7. Indemnification.

            (a) Indemnification by the Company. The Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 1.1 or 1.2, each seller of any Registrable Securities covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, and their respective directors, officers, partners, members, agents and affiliates against any losses, claims, damages, expenses or liabilities, joint or several, to which such seller or underwriter or any such director, officer, partner, member, agent, affiliate or controlling person may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel (including those incurred in connection with any claim for indemnity hereunder), insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse such seller or underwriter and each such director, officer, partner, member, agent, affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided further, that the Company shall


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not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner, member, agent or controlling person and shall survive the transfer of such securities by such seller.

            (b) Indemnification by the Sellers. As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 1.7(a)) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 1.7(b) shall be limited to the amount of the net proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

            (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 1.7(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 1.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that any indemnified party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both the Company and an indemnified party is, or is reasonably likely to become, a party, such indemnified party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action or proceeding if, in the reasonable opinion of counsel to such indemnified party, (a) there are or may be legal defenses available to such indemnified party or to other indemnified parties that are different from or additional to those available to the Company or (b) any conflict or potential conflict exists between the Company and such indemnified party that would make such separate representation advisable; provided, however, that in no event shall the Company be required to pay fees and expenses under this Section 1.7 for more than one firm of attorneys in any jurisdiction in any one legal action or group of related legal actions. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party.

            (d) Contribution. If the indemnification provided for in this
Section 1.7 shall for any reason be held by a court to be unavailable to an indemnified party under Section 1.7(a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 1.7(a) or (b), the indemnified party and the indemnifying party under Section 1.7(a) or (b) shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same, including those incurred in connection with any claim for indemnity hereunder),
(i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement; provided, however, that for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount of proceeds received by such prospective sellers. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this Section 1.7(d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

            (e) Other Indemnification. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 1.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

            (f) Indemnification Payments. The indemnification and contribution required by this Section 1.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

            SECTION 1.8. Transfer of Registration Rights. The rights of the ITCO Stockholders set forth in this Agreement may be assigned only in connection with a transfer or assignment of Registrable Securities by a holder thereof; provided that such transfer of Registrable Securities (i) may otherwise be effected in accordance with applicable securities laws and (ii) is effected in compliance with the restrictions on transfer applicable to such Registrable Securities, if any, contained in the Company's certificate of incorporation or bylaws or any agreement between the Company and any of its stockholders; provided, further, that any such assignment is subject to the provisions herein respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein. No transfer or assignment will divest a holder of Registrable Securities or any subsequent owner of such rights and powers unless all Registrable Securities are transferred or assigned. This Section 1.8 is not intended to modify or waive any restrictions on transfer of the Registrable Securities that may exist under the Company's certificate of incorporation or bylaws or any agreement between the Company and any of its stockholders.

                                   ARTICLE II

                                   DEFINITIONS

            As used in this Agreement, unless the context otherwise requires, the following terms have the following respective meanings:

            "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "Common Stock" shall mean and include the Class A Common Stock, par value $.01, of the Company, the Class B Stock and each other class of capital stock of the Company that does not have a preference over any other class of capital stock of the Company as to dividends or upon liquidation, dissolution or winding up of the Company and, in each case, shall include any other class of capital stock of the Company into which such stock is reclassified or reconstituted.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.

            "Initial Public Offering" means the initial public offering of the Common Stock and such Common Stock is listed on the New York Stock Exchange, Inc. or quoted or listed on the National Market System of the Nasdaq Stock Market.

            "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

            "Registrable Securities" means any shares of Class B Stock issued to the ITCO Stockholders in connection with the ITCO Merger and any Related Registrable Securities and any shares of Common Stock owned by an ITCO Stockholder. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act and the purchaser thereof does not receive "restricted securities" as defined in Rule 144, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not, in the opinion of counsel for the holders, require registration of them under the Securities Act or (d) they shall have ceased to be outstanding. All references to percentages of Registrable Securities shall be calculated pursuant to Section 3.6.

            "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Article I, including, without limitation, all registration and filing fees, all fees of the New York Stock Exchange, Inc., other national securities exchanges or the National Association of Securities Dealers, Inc., all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities) and the reasonable fees and expenses of one counsel to the Selling Holders (selected by Selling Holders representing at least 50% of the Registrable Securities covered by such registration). Notwithstanding the foregoing, in the event the Company shall determine, in accordance with Section 1.2(a) or Section 1.6, not to register any securities with respect to which it had given written notice of its intention to so register to holders of Registrable Securities, all of the costs of the type (and subject to any limitation to the extent) set forth in this definition and incurred by Requesting Holders in connection with such registration on or prior to the date the Company notifies the Requesting Holders of such determination shall be deemed Registration Expenses.

            "Related Registrable Securities" means with respect to shares of Class B Stock, any securities of the Company issued or issuable with respect to such shares of Class B Stock by way of a dividend or stock split, or in exchange for or in replacement of the Class B Stock, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

            SECTION 3.1. Rule 144 and Rule 144A. Following an Initial Public Offering, the Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

            SECTION 3.2. Amendments and Waivers. This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of at least 50% of the Registrable Securities affected by such amendment, action or omission to act. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 3.2, whether or not such Registrable Securities shall have been marked to indicate such consent.

            SECTION 3.3. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

            SECTION 3.4. Notices. All notices, demands and other communications provided for or permitted under this Agreement shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery (a) if to any ITCO Stockholder, addressed to it in the manner set forth in the Merger Agreement, or at such other address as it shall have furnished to the Company in writing in the manner set forth herein; (b) if to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing in the manner set forth herein, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company; or (c) if to the

Company, addressed to it in the manner set forth in the Merger Agreement, or at such other address as the Company shall have furnished to each holder of Registrable Securities at the time outstanding in the manner set forth herein. All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered to a courier, if delivered by overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if sent by facsimile.

            SECTION 3.5. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and, with respect to the Company, its respective successors and permitted assigns and, with respect to any holder of any Registrable Securities, subject to the provisions respecting the minimum numbers of percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein. Except by operation of law, this Agreement may not be assigned by the Company without the prior written consent of the holders of a majority in interest of the Registrable Securities outstanding at the time such consent is requested.

            SECTION 3.6. Calculation of Percentage Interests in Registrable Securities. For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the number of shares of Registrable Securities outstanding at the time such calculation is made.

            SECTION 3.7. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities that grants, or modify any existing agreement with respect to its securities to grant, to the holder of its securities in connection with an incidental registration of such securities higher priority to the rights granted to the ITCO Stockholders under Section 1.2(b).

            SECTION 3.8. Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            SECTION 3.9. Certain Distributions. The Company shall not at any time make a distribution on or with respect to the Class B Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving corporation and such Registrable Securities are not changed or exchanged) of securities of another issuer if holders of Registrable Securities are entitled to receive such securities in such distribution as holders of Registrable Securities and any of the securities so distributed are registered under the Securities Act, unless the securities to be distributed to the holders of Registrable Securities are also registered under the Securities Act.

            SECTION 3.10. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Purchaser shall be enforceable to the fullest extent permitted by law.

            SECTION 3.11. Entire Agreement. This Agreement, together with the Class B Stockholder Agreement and the Merger Agreement (in each case, including the exhibits and schedules thereto), is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement, the Class B Stockholder Agreement and the Merger Agreement (in each case, including the exhibits and schedules thereto) supersede all prior agreements and understandings between the parties with respect to such subject matter.

            SECTION 3.12. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            SECTION 3.13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

            SECTION 3.14. Counterparts. This Agreement may be executed in multiple counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.


                                    THE J.H. HEAFNER COMPANY, INC.


                                    By: /s/ Michael Gaither
                                        --------------------------------------
                                        Name: Michael Gaither
                                        Title: Senior Vice President and General
                                               Counsel


                                    ITCO STOCKHOLDERS:

                                    WINGATE PARTNERS II, L.P.
                                    750 North St. Paul, Suite 1200
                                    Dallas, Texas  75201

                                    By:  WINGATE MANAGEMENT COMPANY II, L.P.,
                                         its general partner

                                    By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
                                         its sole general partner


                                    By: /s/ V. Edward Easterling, Jr.,
                                        --------------------------------------
                                        V. Edward Easterling, Jr., Principal


                                    ------------------------------------------
                                    Armistead Burwell, Jr.
                                    3214 Rutherford Drive
                                    Raleigh, NC 27609


                                    ------------------------------------------
                                    William E. Berry
                                    1213 Waverly Road
                                    Wilson NC  27896

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.


                                    THE J.H. HEAFNER COMPANY, INC.


                                    By:
                                        --------------------------------------
                                        Name: Michael Gaither
                                        Title: Senior Vice President and
                                               General Counsel



                                    ITCO STOCKHOLDERS:

                                    WINGATE PARTNERS II, L.P.
                                    750 North St. Paul, Suite 1200
                                    Dallas, Texas  75201

                                    By:  WINGATE MANAGEMENT COMPANY II, L.P.,
                                         its general partner

                                    By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
                                         its sole general partner


                                    By:
                                        --------------------------------------
                                        V. Edward Easterling, Jr., Principal


                                    /s/ Armistead Burwell, Jr.
                                    ------------------------------------------
                                    Armistead Burwell, Jr.
                                    3214 Rutherford Drive
                                    Raleigh, NC 27609


                                    ------------------------------------------
                                    William E. Berry
                                    1213 Waverly Road
                                    Wilson NC  27896

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.


                                    THE J.H. HEAFNER COMPANY, INC.


                                    By:
                                        --------------------------------------
                                        Name: Michael Gaither
                                        Title: Senior Vice President and
                                               General Counsel



                                    ITCO STOCKHOLDERS:

                                    WINGATE PARTNERS II, L.P.
                                    750 North St. Paul, Suite 1200
                                    Dallas, Texas  75201

                                    By:  WINGATE MANAGEMENT COMPANY II, L.P.,
                                         its general partner

                                    By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
                                         its sole general partner


                                    By:
                                        --------------------------------------
                                        V. Edward Easterling, Jr., Principal


                                    ------------------------------------------
                                    Armistead Burwell, Jr.
                                    3214 Rutherford Drive
                                    Raleigh, NC 27609

                                    /s/ William E. Berry
                                    ------------------------------------------
                                    William E. Berry
                                    1213 Waverly Road
                                    Wilson NC  27896

                                    /s/ Richard P. Johnson
                                    ------------------------------------------
                                    Richard P. Johnson
                                    4229 Lomo Alto Court
                                    Dallas, TX  75219


                                    ------------------------------------------
                                    Leon R. Ellin
                                    7308 Bay Hill Court
                                    Raleigh, NC  27615


                                    WINGATE AFFILIATES II, L.P.
                                    750 North St. Paul, Suite 1200
                                    Dallas, Texas  75201


                                    By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
                                         its sole general partner


                                    By:
                                        --------------------------------------
                                        V. Edward Easterling, Jr., Principal


                                    CALLIER INVESTMENT COMPANY
                                    c/o Wingate
                                    750 North St. Paul, Suite 1200
                                    Dallas, Texas  75201


                                    By:
                                        --------------------------------------
                                        James T. Callier
                                        Managing Partner

                                    ------------------------------------------
                                    Richard P. Johnson
                                    4229 Lomo Alto Court
                                    Dallas, TX  75219


                                    /s/ Leon R. Ellin
                                    ------------------------------------------
                                    Leon R. Ellin
                                    7308 Bay Hill Court
                                    Raleigh, NC  27615


                                    WINGATE AFFILIATES II, L.P.
                                    750 North St. Paul, Suite 1200
                                    Dallas, Texas  75201


                                    By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
                                         its sole general partner


                                    By:
                                        --------------------------------------
                                        V. Edward Easterling, Jr., Principal


                                    CALLIER INVESTMENT COMPANY
                                    c/o Wingate
                                    750 North St. Paul, Suite 1200
                                    Dallas, Texas  75201


                                    By:
                                        --------------------------------------
                                        James T. Callier
                                        Managing Partner

                                    ------------------------------------------
                                    Richard P. Johnson
                                    4229 Lomo Alto Court
                                    Dallas, TX  75219


                                    ------------------------------------------
                                    Leon R. Ellin
                                    7308 Bay Hill Court
                                    Raleigh, NC  27615


                                    WINGATE AFFILIATES II, L.P.
                                    750 North St. Paul, Suite 1200
                                    Dallas, Texas  75201


                                    By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
                                         its sole general partner


                                    By: /s/ V. Edward Easterling, Jr.
                                        --------------------------------------
                                        V. Edward Easterling, Jr., Principal


                                    CALLIER INVESTMENT COMPANY
                                    c/o Wingate
                                    750 North St. Paul, Suite 1200
                                    Dallas, Texas  75201


                                    By:
                                        --------------------------------------
                                        James T. Callier
                                        Managing Partner

                                    ------------------------------------------
                                    Richard P. Johnson
                                    4229 Lomo Alto Court
                                    Dallas, TX  75219



                                    ------------------------------------------
                                    Leon R. Ellin
                                    7308 Bay Hill Court
                                    Raleigh, NC  27615


                                    WINGATE AFFILIATES II, L.P.
                                    750 North St. Paul, Suite 1200
                                    Dallas, Texas  75201


                                    By:  WINGATE MANAGEMENT LIMITED, L.L.C.,
                                         its sole general partner


                                    By:
                                        --------------------------------------
                                        V. Edward Easterling, Jr., Principal


                                    CALLIER INVESTMENT COMPANY
                                    c/o Wingate
                                    750 North St. Paul, Suite 1200
                                    Dallas, Texas  75201


                                    By: /s/ James T. Callier
                                        --------------------------------------
                                        James T. Callier
                                        Managing Partner